UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2019

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2019, Franklin Street Properties Corp. (the “Company”) executed forward interest rate swap transactions in an initial aggregate notional amount of $100,000,000 with various financial institutions (the “Swap Counterparties”), pursuant to ISDA Master Agreements and Schedules thereto with each of the Swap Counterparties (the “Swap Transactions”).  The Swap Transactions were entered into in order to hedge a $100,000,000 portion of the future interest rate risk under the Amended and Restated Credit Agreement among the Company, the lending institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “JPM Credit Agreement”).  The JPM Credit Agreement entered into on August 2, 2018 provides for a single, unsecured term loan borrowing in the amount of $150,000,000 (the “JPM Term Loan”) that matures on November 30, 2021.  The JPM Term Loan bears interest at either (i) a number of basis points over a LIBOR-based rate depending on the Company’s credit rating (125 basis points over the LIBOR-based rate at February 28, 2019) or (ii) a number of basis points over the base rate depending on the Company’s credit rating (25 basis points over the base rate at February 28, 2019).  Effective March 29, 2019, the Swap Transactions will fix the LIBOR-based interest rate at 2.44% per annum on a $100,000,000 portion of the JPM Term Loan until the JPM Term Loan matures on November 30, 2021.  Based upon the Company’s credit rating as of February 28, 2019, on March 29, 2019, the effective interest rate on $100,000,000 of the JPM Term Loan will change from 3.81% per annum to 3.69% per annum and, subject to any changes in the Company’s credit rating, will remain fixed at that rate until maturity on November 30, 2021.

Certain of the Swap Counterparties, and their respective affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch 11
FRANKLIN STREET PROPERTIES CORP.

Date: March 11, 2019	By:	/s/ George J. Carter
George J. Carter
Chief Executive Officer